united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number       811-21237

          Unified Series Trust

     2960 N. Meridian Street, Ste.300, Indianapolis, In 46208

Christopher E. Kashmerick
Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     03/31

Date of reporting period:     03/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Large Cap Value Fund
Small Cap Value Fund

Annual Report

March 31, 2009

Fund Adviser:

Dean Investment Associates LLC
2200 Kettering Tower
Dayton, OH 45423

Toll Free 1-888-899-8343

Dean Large Cap Value Fund (DALCX)

Management’s Discussion & Analysis – Fiscal Year ending March 31, 2009

The Dean Large Cap Value Fund’s total return was -39.52% for the year ended March 31, 2009. This compares favorably with the Fund’s benchmark, the Russell 1000 Value Index’s -42.42% annual return.

Clearly, this past year was one for the record books – and not in a good way. There has only been one calendar year since 1927 when the S&P 500 Index was down more than the one-year period ended March 31, 2009. In 1931, the S&P 500 Index was down 47.0%. Fortunately, we do not see much cause for fear of systemic and long-term problems within our financial system. As such, sooner or later we expect a recovery, and perhaps it too may be one for the record books.

We derive some hope that in the past, very bad periods are often followed by reciprocal large positive moves. We believe there are indications that the economy is recovering, or at least has reached a more stable level. Perhaps the proverbial light at the end of the tunnel has emerged.

This year was one in which safety and stability were relatively well rewarded. The best market sectors were Health Care, Consumer Staples, Telecommunications, and Utilities (each sector still declined between 20% and 30%). These groups of businesses are typically less cyclical and perceived as relatively stable. With the financial meltdown and macro-economic malaise, other sectors, such as Financials and Industrials were down 50% or more during the year. Related to this, “growth” stocks outperformed “value” stocks.

The economy became increasingly weak throughout the fiscal year, with a major step down in September and October. At that time, there were many reports announcing that consumer spending dropped off dramatically. This led to across-the-board inventory destocking, which meant much less demand for goods throughout distribution and manufacturing chains. At the same time, (not coincidentally) Lehman Brothers declared bankruptcy and AIG appeared poised to fail. The financial market turmoil continues to be felt today. While it does not appear that there is systemic risk, such fear drove many financial stocks quickly down 75% or more.

The Dean Large Cap Value Fund fared somewhat better than the benchmark. The Fund outperformed the benchmark by just under 3%, which was due as much to what was avoided as to what was owned. We did not own Merrill Lynch, which fell over 70% before the Bank of America acquisition, or Lehman Brothers, which lost nearly 100% of its value due to bankruptcy, or many other prominent and former financial leaders that fell anywhere from 60% to 100% in this past year. We did not escape unscathed however. While we owned much less than the benchmark index, we did, and continue to own: Bank of America (sold during year), General Electric (2.2% of portfolio) and SunTrust Bank (2.4% of portfolio), which declined 60%, 54%, and 44%, respectively. Both Bank of America and General Electric represent larger positions in the benchmark than in the Fund. Though it gives us little comfort, this underweight decision was an important part of relative performance. It turns out that the Financials sector, while being the single largest detractor from total return for our mutual fund, was one of the better relative outcomes, when compared with the benchmark. This is due to the Fund’s position as the second largest underweight vs. the Russell 1000 Value Index. Financials cost the benchmark -16.5% of total return vs. -13.8% for the Fund.

Throughout the year, the Fund was underweight in the Utilities and Consumer Staples sectors. This relative underweight allocation was detrimental to relative performance, as there was a flight to safety in these sectors in the face of the market turmoil. While Utilities and Consumer Staples were down “only” 25.0 % and 26.5% respectively, their valuations were high relative to the investment quality and perceived safety. Because we are bottom-up stock pickers and do not try to guess the next short-term move in the economy or stock markets, we found the most opportunity away from these theoretical safe-havens. We always consider what the stock market prices reflect in terms of fundamental expectations. Considering the over-abundance of fear in the market, many of the best risk-reward opportunities appeared in the more cyclical and volatile industries and companies. As long as the downward trend continued, this analysis appeared foolish. However, often the bounce back makes up for a relatively long period of under-performance very quickly, and thus makes the short-term pain worthwhile in long-term total return for shareholders.

Even in this dark year that ended March 31, 2009, there were some bright stars. We owned Anheuser Busch (BUD) last year and it was up 47% over the fiscal year due to the purchase of this last major American brewer by the Brazilian-owned and Brussels-based InBev (what is now Anheuser Busch InBev). Amgen Inc. (AMGN) was purchased in April of last year after the stock had fallen over 35% due to some company specific product fears as well as macro-economic concerns. While owned, the stock was up while the market was down considerably. AMGN was subsequently sold, capturing the outperformance. Finally, Freeport-McMoran Copper & Gold (FCX, 1.7% of portfolio) was purchased in mid-October. The company’s fortunes are directly tied to copper and gold prices. The company mines other industrial metals, but the bulk of profitability comes from copper pricing. At the time of purchase, copper prices had fallen some 60% to near five-year lows. We did not know when this would turn around; however, it appeared that the price of the stock was extrapolating that recent trend and incorporated a stock value based on copper prices much lower. As it turns out, in this short period, copper ended up bottoming another 25% lower in December, but is now up 65% from the lows and nearly 20% from the time we purchased FCX. The stock is nearly flat with where we bought it. However, with our benchmark down 15% in the interim, this is a modest win.

In general, it was a very difficult market for nearly all participants. We were able to generate total returns better than our benchmark but the memories still leave a bad taste in our mouths. There are an increasing number of economic indicators that are starting to turn up, or at least have paused their deterioration. Moreover, while it may yet be a while before the next bull market statistically begins, it is always sound advice to buy low and sell high. Without a doubt, the stock market is currently low.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** Prior to November 1, 2008, a maximum up-front sales charge of 5.25% was paid when shares were purchased. The front-end sales charge for the shares decreased with the amount invested and was included in the offering price. The sales charge did not apply to purchases over $500,000. Prior to November 1, 2008, the Fund charged a contingent deferred sales charge (“CDSC”) of 1.00% on shares redeemed within 12 months of purchase if the front-end sales charge was not paid. The fee was not applied to shares acquired through reinvestment of dividends or capital gains.
***The Russell 1000 and Russell 1000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Index and the Russell 1000 Value Index on March 31, 1999 and held through March 31, 2009.

The Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

Dean Small Cap Value Fund (DASCX)

Management’s Discussion & Analysis – Fiscal Year ending March 31, 2009

The year ended March 31, 2009, was one of the worst periods for equity returns since the Great Depression. A multitude of factors combined to create a very difficult environment for the economy as well as the stock market. The leverage in the financial system, combined with key financial institutions failing, created a credit crisis that shook the economy and caused an already jittery stock market to fall dramatically. Small Cap Value stocks were not immune to this state of affairs.

The Dean Small Cap Value Fund was down 41.11% net of fees for the fiscal year, compared with a negative return of 38.89% for the Russell 2000 Value Index and a decline of 37.50% for the Russell 2000 Index.

The two best performing sectors relative to our benchmark were Materials and Financials. In Materials, we benefited from some well-timed buys late in the fiscal year as we were underweight most of the year and took advantage of falling prices towards the end of the year. We felt as though inflation could become a concern given the amount of stimulus being provided by the government. Additionally, our bottom-up stock analysis led us to companies that would benefit from both a recovery and inflation. Most investors were worried about deflation and the current recession creating appealing valuations in economically sensitive companies. In Financials, we benefited from owning higher quality and well capitalized companies during a time when capital adequacy became paramount.

The two worst performing sectors relative to our benchmark were Industrials and Energy. In both instances, we struggled from being too aggressive and too early in building positions that benefit from both an economic recovery and potential inflation. Most of this underperformance was concentrated in the fall of 2008.

The fiscal year performance for the Dean Small Cap Value Fund can be broken down into three distinct segments: the first five months of the fiscal year, the three month stretch between September 2008 through November 2008, and the final four months of the fiscal year.

During the first five months of the fiscal year, the Dean Small Cap Value Fund performed reasonably well, as the height of the credit crisis had yet to hit the capital markets. From April 2008 through August 2008, the Fund was down 0.5% compared to the Russell 2000 Value’s return of down 3.5% as some of the higher quality, well capitalized financials we owned held up well versus other financial institutions that were imploding from aggressive lending and inadequate capital levels.

The second segment is the three month period from September 2008 through November 2008, where the Fund returned -37.4% versus the Russell 2000 Value’s return of -32.6%. This three month downturn was one of the most severe and quickest downturns since the Great Depression. It was during this period that the credit crisis became a full blown panic. This panic, coupled with the deleveraging of hedge funds, compounded the pain on already plummeting stock prices. This is also the period where all of the underperformance of DASCX relative to its benchmarks took place. We were building positions in companies that are leveraged to an economic recovery as we felt valuations were becoming irrationally low on very good companies. We seek strong companies in neglected industries and we were finding many opportunities during this three month stretch. In retrospect, we were too early and too aggressive during this decline. However, we do feel that we were sowing the seeds for future success with most of our purchases during this segment of the year.

During the final four months of the fiscal year, December 2008 through March 2009, the Fund returned -11.7% versus the Russell 2000 Value’s return of -14.7%. It was during this stretch that we feel we benefited from our disciplined process of buying strong companies in neglected industries. Many of the purchases we made during the extreme sell-off in September 2008 through November 2008 led to our relative outperformance in this final stretch of the Fund’s fiscal year.

An example of one of the companies we were adding to in the downturn was Steak n Shake, which was our best performing company relative to our benchmarks during the past fiscal year. Steak n Shake (SNS, 3.4% of portfolio) is a fast food restaurant franchise that is highly concentrated in the Midwest and the South. Steak n Shake is a good example of our process at work. It has an extremely strong and recognizable brand and a very loyal customer base; however, the company had been managed for growth in the past, which pressured return on invested capital and cash flow. This mismanagement caused the stock to struggle and created an attractive buying opportunity. We became involved in SNS in June 2008 as an activist investor was lobbying for seats on the Board of Directors. The activist won two seats and ultimately became the Chairman of the Board. We were also attracted to SNS because of its hidden asset value. We felt the market was undervaluing the company owned land and real estate as well as the potential cash flow from refranchising many of the company operated stores. Meanwhile, the new chairman has also instituted many operational changes, resulting in the first positive same store sales figure in years. The turnaround looks to be taking hold, and we continue to like the risk reward of this large fund holding.

 Another company we added to during the downturn was Old Republic (ORI, 3.4% of portfolio). This is a company we mentioned as one of our top holdings in last year’s annual fund commentary and it became our second best performing stock relative to our benchmarks for the past fiscal year. ORI is a multi-line insurance company that offers general property & casualty insurance, title insurance, mortgage insurance, and life insurance.  The mortgage and title insurance segments have been negatively impacted by the housing crisis, while the property & casualty business has continued to be a steady performer.  Old Republic has one of the best balance sheets in the mortgage insurance business, which should give it a competitive advantage and allow it to increase market share during this housing market downturn.  In addition, the mortgage insurance currently being put on the books is some of the most conservatively written and potentially most profitable in the last 20 years.  The title insurance segment should pick up once the housing market stabilizes.  Meanwhile, the property casualty business provides some stability to help smooth out the earnings stream while we wait for the housing market to stabilize.  We added to this stock in the downturn in October and sold some of the position in February 2009, after it had substantially outperformed. We still maintain a sizeable position.

As mentioned previously, the three month stretch between September 2008 and November 2008, was not kind to the stock market in general, and was particularly difficult for the Dean Small Cap Value Fund. We were adding to positions we felt were at irrationally low valuations and most of these positions resided in those areas of the market that would benefit from both an economic recovery and potential inflation in the future. Unfortunately, we were too aggressive and too early on some of these purchases.

An illustration of this comes in the form of Hudson Highland Group (HHGP, 1.6% of portfolio), which was the most disappointing stock relative to our benchmarks for the fiscal year. Hudson Highland Group provides global recruitment and human capital consulting solutions. It operates across the permanent, contracting, and consulting markets where it specializes in mid-level selection. It is also an executive search firm that specializes in recruiting at the CEO, COO, CIO, CFO, and Board of Director level. Even though it is based in the United States, more than two thirds of its revenues are generated overseas. Increasing unemployment, jobless claims, a strong dollar, and announced layoffs have taken a toll on HHGP. We were aggressively adding to the position when the stock market plummeted in the three month stretch between September and November. We liked the fact that the company has a strong balance sheet with net cash on the books and that it had been free cash flow positive for the previous twelve months. Recently, the stock has been trading below its net cash on the books, so despite the difficult earnings environment for the company in the near-term, we continue to maintain a position.

The second worst stock relative to our benchmarks was Dawson Geophysical (DWSN, 2.1% of portfolio). Dawson acquires and processes three-dimensional seismic data used by third-party clients to analyze subsurface geological conditions for potential oil and natural gas accumulation. It was founded in 1952 by current Chairman, Decker Dawson, who owns 1.4% of the company. It is a very well managed company with no debt. Lower oil and natural gas prices, such as those experienced throughout the back half of the fiscal year, make it less economically attractive to drill onshore versus offshore. Dawson is levered to onshore drilling in North America. Thus, an unattractive environment for onshore drilling, coupled with troubles at its largest customer, Chesapeake Energy, caused the stock to slide. We ramped up the weight in DWSN during the September and early October sell-off. We underestimated the dramatic decline in natural gas prices and the effect this has had on energy exploration and production companies’ capital expenditures. Nevertheless, Dawson has been through many cycles in its 56 years in business, and we feel it can manage through this one just fine. We feel there will continue to be a need for onshore drilling, especially for natural gas, which leads to a need for seismic data and Dawson is in a great position to take advantage of this. Consequently, we continue to own a sizeable weight in Dawson.

While the returns for the fiscal year ended March 31, 2009, were disappointing, we feel we own some strong companies in neglected industries where the value is starting to be recognized by the market. We ended the fiscal year with a good relative final four months and this has continued into April on an absolute basis as the market has rebounded with our stocks rebounding more. We feel we will be rewarded over the long run if we stick to our bottom up process, which seeks to identify undervalued stocks of high quality companies that are cheap for transitory reasons.

Thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** Prior to November 1, 2008, a maximum up-front sales charge of 5.25% was paid when shares were purchased. The front-end sales charge for the shares decreased with the amount invested and was included in the offering price. The sales charge did not apply to purchases over $500,000. Prior to November 1, 2008, the Fund charged a contingent deferred sales charge (“CDSC”) of 1.00% on shares redeemed within 12 months of purchase if the front-end sales charge was not paid. The fee was not applied to shares acquired through reinvestment of dividends or capital gains.
***The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 1999 and held through March 31, 2009.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

Dean Large Cap VALUE FUND HOLDINGS- (Unaudited)

1As a percent of total investments.

Dean Small Cap VALUE FUND HOLDINGS- (Unaudited)

1As a percent of total investments.

Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About THE FUNDS’ Expenses

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2008 to March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Large Cap Value Fund	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period October 1, 2008 – March 31, 2009*
Actual	$1,000.00	$648.62	$6.36
Hypothetical**	$1,000.00	$1,017.22	$7.78

*Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period October 1, 2008 – March 31, 2009*
Actual	$1,000.00	$588.92	$5.97
Hypothetical**	$1,000.00	$1,017.42	$7.58

*Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS March 31, 2009

Shares	COMMON STOCKS - 98.13%	Value

	Accident & Health Insurance - 1.77%
8,320	Aflac, Inc.	$ 161,075

	Aircraft Engines & Engine Parts - 2.24%
4,736	United Technologies Corp.	203,553

	Books: Publishing or Publishing and Printing - 1.50%
5,982	McGraw-Hill Companies, Inc.	136,808

	Commercial Printing - 0.59%
7,300	R.R. Donnelley & Sons Co.	53,509

	Computer Communications Equipment- 3.27%
17,743	Cisco Systems, Inc. *	297,550

	Construction, Mining & Materials Handling Machinery & Equipment - 2.42%
8,336	Dover Corp.	219,904

	Converted Paper & Paperboard Products - 1.01%
1,987	Kimberly-Clark Corp.	91,621

	Crude Petroleum & Natural Gas - 4.75%
2,436	Apache Corp.	156,123
4,060	Devon Energy Corp.	181,441
1,700	Occidental Petroleum Corp.	94,605
		432,169

	Electromedical & Electrotherapeutic Apparatus - 2.00%
6,177	Medtronic, Inc.	182,036

	Electronic & Other Electrical Equipment (No Computer Equipment) - 2.26%
20,320	General Electric Co.	205,435

	Electronic Computers - 3.17%
30,424	Dell, Inc. *	288,420

	Financial Services - 1.66%
11,112	American Express Co.	151,457

	Fire, Marine & Casualty Insurance - 1.32%
6,259	Allstate Corp./The	119,860

	General Industrial Machinery & Equipment - 1.86%
5,500	Illinois Tool Works, Inc.	169,675

	Hospital & Medical Service Plans - 4.01%
12,000	UnitedHealth Group, Inc.	251,160
3,000	WellPoint, Inc. *	113,910
		365,070

	Insurance Agents Brokers & Services - 1.80%
7,185	MetLife, Inc.	163,602

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2009

Shares	COMMON STOCKS - 98.13% - continued	Value

	Metal Mining - 1.72%
4,117	Freeport-McMoRan Copper & Gold, Inc.	$ 156,899

	Metalworking Machinery & Equipment - 2.30%
6,637	Black & Decker Corp./The	209,464

	Miscellaneous Industrial & Commercial Machinery & Equipment - 1.64%
4,037	Eaton Corp.	148,804

	National Commercial Banks - 6.65%
5,708	JPMorgan Chase & Co.	151,719
18,725	SunTrust Banks, Inc.	219,832
8,800	U.S. Bancorp	128,568
7,409	Wells Fargo & Co.	105,504
		605,623

	Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.96%
7,300	PPG Industries, Inc.	269,370

	Petroleum Refining - 15.14%
3,200	BP plc (a)	128,320
4,750	Chevron Corp.	319,390
8,236	ConocoPhillips	322,522
6,300	Exxon Mobil Corp.	429,030
1,970	Murphy Oil Corp.	88,197
5,057	Valero Energy Corp.	90,520
		1,377,979

	Pharmaceutical Preparations - 7.11%
8,191	Eli Lilly & Co.	273,661
2,200	Johnson & Johnson	115,720
18,900	Pfizer, Inc.	257,418
		646,799

	Plastic Material, Synthetic Resins & Nonvulcan Elastomers - 0.37%
4,000	Dow Chemical Co./The	33,720

	Public Building and Related Furniture - 1.97%
14,902	Johnson Controls, Inc.	178,824

	Pumps & Pumping Equipment - 2.16%
5,100	ITT Corp.	196,197

	Retail - Drug Stores and Proprietary Stores - 1.99%
6,989	Walgreen Co.	181,434

	Semiconductors & Related Devices - 2.46%
14,894	Intel Corp.	224,155

	Services - Advertising Agencies - 1.36%
5,303	Omnicom Group, Inc.	124,090

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS DEAN LARGE CAP VALUE FUND SCHEDULE OF INVESTMENTS - continued March 31, 2009

Shares	COMMON STOCKS - 98.13% - continued	Value

	Services - Prepackaged Software - 3.21%
15,900	Microsoft Corp.	$ 292,083

	Soaps, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 0.94%
1,810	Procter & Gamble Co./The	85,233

	State Commercial Banks - 2.48%
4,979	M&T Bank Corp.	225,250

	Surgical & Medical Instruments & Apparatus - 2.13%
3,900	3M Co.	193,908

	Telephone Communications (No Radiotelephone) - 3.80%
4,000	AT&T, Inc.	100,800
8,100	Verizon Communications, Inc.	244,620
		345,420

	Wholesale - Groceries & Related Products - 2.11%
8,441	Sysco Corp.	192,455

	TOTAL COMMON STOCKS (Cost $13,512,884)	8,929,451

	MONEY MARKET SECURITIES - 3.80%
345,601	AIM STIT-STIC Prime Portfolio - Class I, 0.40% (b)	345,601

	TOTAL MONEY MARKET SECURITIES (Cost $345,601)	345,601

	TOTAL INVESTMENTS (Cost $13,858,485) - 101.93%	$ 9,275,052

	Liabilities in excess of other assets - (1.93)%	(175,492)

	TOTAL NET ASSETS - 100.00%	$ 9,099,560

* Non-income producing securities.
(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.
(b) Variable rate security; the money market rate shown represents the rate at March 31, 2009.

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS DEAN SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS March 31, 2009

Shares	COMMON STOCKS - 94.20%	Value

	Accident & Health Insurance- 1.02%
3,020	Reinsurance Group of America, Inc.	$ 97,818

	Agricultural Chemicals - 3.23%
4,345	CF Industries Holdings, Inc.	309,060

	Ball & Roller Bearings - 2.08%
7,266	Kaydon Corp.	198,580

	Bituminous Coal & Lignite Surface Mining - 1.02%
6,710	Foundation Coal Holding, Inc.	96,289

	Computer Peripheral Equipment - 1.72%
27,176	RadiSys Corp. *	164,687

	Chemicals & Allied Products - 1.19%
14,300	Rockwood Holdings, Inc. *	113,542

	Crude Petroleum & Natural Gas - 5.22%
22,015	Berry Petroleum Co. - Class A	241,284
6,592	Penn Virginia Corp.	72,380
10,094	St. Mary Land & Exploration Co.	133,544
8,499	W&T Offshore, Inc.	52,269
		499,477

	Deep Sea Foreign Transportation of Freight - 0.91%
22,585	DHT Maritime, Inc.	86,726

	Drawing and Insulating Nonferrous Wire - 4.67%
22,526	General Cable Corp. *	446,465

	Electronic Components & Accessories - 1.13%
11,950	AVX Corp.	108,506

	Footwear - 1.86%
11,400	Wolverine World Wide, Inc.	177,612

	Instruments for Measuring & Testing of Electricity & Electric Signals - 2.29%
6,840	Analogic Corp.	219,017

	Investment Advice - 6.32%
22,870	AllianceBernstein Holding L.P.	336,646
140,095	Pzena Investment Management, Inc. - Class A	267,581
		604,227

	Investment Companies - 1.97%
22,097	Prospect Capital Corp.	188,266

	Life Insurance - 3.57%
13,015	Torchmark Corp.	341,383

	Machine Tools, Metal Cutting Types - 1.80%
10,625	Kennametal, Inc.	172,231

	Miscellaneous Electrical Machinery, Equipment & Supplies - 2.21%
35,705	Electro Scientific Industries, Inc. *	211,374

	Miscellaneous Manufacturing Industries - 2.31%
28,153	China Fire & Security Group, Inc. *	221,283

	Motor Vehicles & Passenger Car Bodies - 1.17%
21,295	Federal Signal Corp.	112,225
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2009

Shares	COMMON STOCKS - 94.20% - continued	Value

	National Commercial Banks - 4.34%
5,770	American National Bankshares, Inc.	$ 90,012
29,097	Hampton Roads Bankshares, Inc.	226,666
5,205	National Bankshares, Inc.	98,218
		414,896

	Office Furniture - 2.00%
17,965	Herman Miller, Inc.	191,507

	Oil and Gas Field Exploration Services - 2.05%
14,521	Dawson Geophysical Co. *	196,034

	Operative Builders - 1.25%
10,925	Pulte Homes, Inc.	119,410

	Primary Smelting & Refining of Nonferrous Metals - 1.55%
26,870	Horsehead Holding Corp. *	147,785

	Retail - Eating Places & Drinking Places - 6.08%
16,475	Sonic Corp. *	165,080
19,125	Wendy's/Arby's Group, Inc. - Class A	96,199
42,323	The Steak n Shake Co. *	320,385
		581,664

	Retail - Miscellaneous Shopping Goods Stores - 2.16%
14,493	Dick's Sporting Goods, Inc. *	206,815

	Retail - Shoe Stores - 1.97%
20,280	DSW, Inc. - Class A *	188,401

	Savings Institution, Not Federally Chartered - 0.71%
6,250	Northfield Bancorp, Inc.	68,313

	Services - Commercial Physical & Biological Research - 1.97%
9,005	Kendle International, Inc. *	188,745

	Services - Computer Integrated Systems Design - 0.97%
20,000	Tier Technologies, Inc. - Class B *	92,600

	Services - Help Supply Services - 3.67%
20,485	Barrett Business Services, Inc.	197,066
139,028	Hudson Highland Group, Inc. *	154,321
		351,387

	Services - Miscellaneous Amusement & Recreation - 1.95%
9,124	Vail Resorts, Inc. *	186,403

	Services - Prepackaged Software - 5.03%
11,957	Manhattan Associates, Inc. *	207,095
27,400	Parametric Technology Corp. *	273,452
		480,547

	Surgical & Medical Instruments & Apparatus - 0.95%
3,930	Utah Medical Products, Inc.	90,390

	Surety Insurance - 3.42%
30,195	Old Republic International Corp.	326,710
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2009

Shares	COMMON STOCKS - 94.20% - continued	Value

	Water Transportation - 2.84%
14,245	Alexander & Baldwin, Inc.	$ 271,082

	Wholesale - Chemicals & Allied Products - 1.74%
14,705	Innophos Holdings, Inc.	165,872

	Wholesale - Miscellaneous Durable Goods - 2.73%
8,316	Schnitzer Steel Industries, Inc. - Class A	261,039

	Wood Household Furniture (No Upholstered) - 1.13%
9,639	Ethan Allen Interiors, Inc.	108,535

	TOTAL COMMON STOCKS (Cost $13,785,105)	9,006,903

	REAL ESTATE INVESTMENT TRUSTS - 3.20%
19,135	Anworth Mortgage Asset Corp.	117,298
5,370	LTC Properties, Inc.	94,190
4,055	Potlatch Corp.	94,035

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $333,270)	305,523

	CLOSED-END MUTUAL FUNDS - 2.32%
24,400	Blackrock Floating Rate Income Trust Fund	222,284

	TOTAL CLOSED-END MUTUAL FUNDS (Cost $233,604)	222,284

	MONEY MARKET SECURITIES - 0.19%
17,940	AIM STIT-STIC Prime Portfolio - Class I, 0.40% (a)	17,940

	TOTAL MONEY MARKET SECURITIES (Cost $17,940)	17,940

	TOTAL INVESTMENTS (Cost $14,369,919) - 99.91%	$ 9,552,650

	Other assets less liabilities - 0.09%	8,772

	TOTAL NET ASSETS - 100.00%	$ 9,561,422

* Non-income producing securities.
(a) Variable rate security; the money market rates shown respresent the rate at March 31, 2009.
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2009

	Large Cap	Small Cap
	Value Fund	Value Fund

ASSETS
Investment in securities:
At cost	$ 13,858,485	$ 14,369,919
At value	$ 9,275,052	$ 9,552,650

Dividends receivable	16,209	15,201
Interest receivable	91	7
Receivable due from Adviser (a)	11,353	9,678
Receivable for capital shares sold	-	1,275
Prepaid expenses	7,686	7,684
TOTAL ASSETS	9,310,391	9,586,495

LIABILITIES
Payable for securities purchased	186,001	-
Payable to administrator	5,424	5,896
Payable to trustees & officers	1,256	917
Accrued expenses	18,150	18,260
TOTAL LIABILITIES	210,831	25,073

NET ASSETS	$ 9,099,560	$ 9,561,422

Net assets consist of:
Paid in capital	$ 18,977,448	$ 20,863,595
Accumulated undistributed net investment income	84,042	161,867
Accumulated net realized gains (losses) from security transactions	(5,378,497)	(6,646,771)
Net unrealized appreciation (depreciation) on investments	(4,583,433)	(4,817,269)

NET ASSETS	$ 9,099,560	$ 9,561,422

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	1,438,737	1,881,836

Net asset value, offering, and redemption price per share (b)	$ 6.32	$ 5.08

(a) See Note 3 in the Notes to the Financial Statements.

(b) Prior to November 1, 2008, a contingent deferred sales charge ("CDSC") of 1% was charged on shares redeemed within 1 year of purchase if a front-end sales load was not charged. Prior to November 1, 2008, a front-end maximum sales charge of 5.25% was charged on purchases of less than $500,000.

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Fiscal Year Ended March 31, 2009

	Large Cap	Small Cap
	Value Fund	Value Fund

Investment Income
Dividends (net of foreign withholding tax of $1,620 for Small Cap Value Fund)	$ 389,414	$ 354,636
Interest	4,691	5,507
Total Income	394,105	360,143

Expenses
Investment advisory fees (a)	121,890	132,337
12b-1 expenses (a)	20,412	22,481
Administration expenses	51,139	56,939
Out-of-pocket expenses	22,997	22,190
Legal expenses	18,908	18,318
Registration expenses	14,106	14,110
Audit expenses	13,914	13,914
Custody expenses	12,110	14,576
Trustees expenses	8,428	8,003
CCO expenses	6,326	6,412
Pricing expenses	5,507	4,930
Miscellaneous expenses	2,315	2,311
Insurance expenses	1,621	1,620
Printing expenses	1,022	1,537
Total Expenses	300,695	319,678
Fees waived by Adviser (a)	(94,684)	(95,763)
12b-1 expense waived by Adviser (a)	(23,177)	(25,409)
Net Expenses	182,834	198,506

Net Investment Income	211,271	161,637

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	(3,883,676)	(2,745,582)
Change in unrealized appreciation (depreciation) on investments	(2,124,415)	(4,008,360)
Net realized & unrealized gains (losses) on investments	(6,008,091)	(6,753,942)

Net increase (decrease) in net assets resulting from operations	$ (5,796,820)	$ (6,592,305)

(a) See Note 3 in the Notes to the Financial Statements.
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Large Cap Value Fund

	Year Ended	Year Ended
Increase (Decrease) in Net Assets from:	March 31, 2009	March 31, 2008
Operations
Net investment income (loss)	$ 211,271	$242,362
Net realized gains (losses) from security transactions	(3,883,676)	174,506
Change in unrealized appreciation (depreciation) on investments	(2,124,415)	(2,732,858)
Net increase (decrease) in net assets resulting from operations	(5,796,820)	(2,315,990)

Distributions
From net investment income	(193,326)	(176,265)
Decrease in net assets from distributions to shareholders	(193,326)	(176,265)

Capital Share Transactions

Proceeds from shares sold	1,314,973	119,616
Reinvestment of distributions	183,005	163,487
Amounts paid for shares redeemed	(590,041)	(484,604)
Net increase (decrease) in net assets from capital share transactions	907,937	(201,501)

Total Increase (Decrease) in Net Assets	(5,082,209)	(2,693,756)

Net Assets
Beginning of year	14,181,769	16,875,525

End of year	$ 9,099,560	$14,181,769

Accumulated undistributed net investment income included in net assets	$84,042	$ 66,097

Capital Share Transactions
Shares sold	142,743	10,002
Shares issued in reinvestment of distributions	25,069	13,658
Shares redeemed	(60,931)	(39,338)
Net increase (decrease) in shares outstanding	106,881	(15,678)
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS STATEMENTS OF CHANGES IN NET ASSETS - continued
	Small Cap Value Fund

	Year Ended	Year Ended
Increase (Decrease) in Net Assets from:	March 31, 2009	March 31, 2008
Operations
Net investment income (loss)	$161,637	$141,036
Net realized gains (losses) from security transactions	(2,745,582)	(3,854,817)
Change in unrealized appreciation (depreciation) on investments	(4,008,360)	(574,141)
Net increase (decrease) in net assets from operations	(6,592,305)	(4,287,922)

Distributions
From net investment income	(172,855)	(15,412)
From capital gains	(40,651)	(4,972,906)
Decrease in net assets from distributions to shareholders	(213,506)	(4,988,318)

Capital Share Transactions

Proceeds from shares sold	1,765,715	230,306
Reinvestment of distributions	209,704	4,809,974
Amounts paid for shares redeemed	(750,029)	(1,513,011)
Net increase (decrease) in net assets from capital share transactions	1,225,390	3,527,269

Total Increase (Decrease) in Net Assets	(5,580,421)	(5,748,971)

Net Assets
Beginning of year	15,141,843	20,890,814

End of year	$9,561,422	$15,141,843

Accumulated undistributed net investment income included in net assets	$161,867	$172,802

Capital Share Transactions
Shares sold	214,280	18,831
Shares issued in reinvestment of distributions	36,281	485,257
Shares redeemed	(89,928)	(112,554)
Net increase (decrease) in shares outstanding	160,633	391,534
*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS LARGE CAP VALUE FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Period
	For the Years ended

	March 31,		March 31,		March 31,		March 31,		March 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of year	$10.65		$ 12.52		$ 11.40		$10.18		$ 9.46

Income (loss) from investment operations:
Net investment income (loss)	0.15		0.18		(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses)
on investments	(4.34)		(1.92)		1.13		1.23		0.73
Total income (loss) from investment operations	(4.19)		(1.74)		1.12		1.22		0.72

Less distributions:
From net investment income	(0.14)		(0.13)		-		-		-
Total distributions	(0.14)		(0.13)		-		-		-

Net asset value, end of year	$6.32		$10.65		$12.52		$11.40		$10.18

Total Return (a)	-39.52%		-14.02%	(b)	9.85%	(b)	11.98%	(b)	7.61%	(b)

Ratios and Supplemental Data

Net assets, end of period	$9,099,560		$14,181,769		$16,875,525		$8,167,690		$7,392,623

Ratio of expenses to average net assets:

After fee waivers and/or expense
reimbursement by Adviser and Administrator	1.50%	(d)	1.50%		1.85%		1.85%		1.85%

Before fee waivers and/or expense reimbursement by Adviser
and Administrator	2.47%		2.23%		2.44%		2.73%		2.75%
Ratio of net investment income (loss) to average net assets:

After fee waivers and/or expense reimbursement by Adviser
and Administrator	1.73%	(d)	1.46%		(0.69)%		(0.07)%		(0.10)%

Before fee waivers and/or expense reimbursement by Adviser
and Administrator	0.76%		0.73%		(0.10)%			(c)		(c)
Portfolio turnover rate	77%		24%		124%		62%		43%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS (Continued) Per Share Data for a Share Outstanding Throughout Each Period
					For the Years ended

	March 31,		March 31,		March 31,		March 31,		March 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of year	$8.80		$15.71		$16.01		$14.33		$14.91

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.10		(0.07)		(0.11)		(0.08)
Net realized and unrealized gains (losses)
on investments	(3.68)		(3.17)		0.53		2.64		1.81
Total income (loss) from investment operations	(3.60)		(3.07)		0.46		2.53		1.73

Less distributions:
From net investment income	(0.10)		(0.01)		-		-		-
From net realized gains	(0.02)		(3.83)		(0.76)		(0.85)		(2.31)
Total distributions	(0.12)		(3.84)		(0.76)		(0.85)		(2.31)

Net asset value, end of year	$5.08		$8.80		$ 15.71		$ 16.01		$14.33

Total Return (a)	-41.11%		-21.57%	(b)	2.95%	(b)	18.22%	(b)	11.56%	(b)

Ratios and Supplemental Data

Net assets, end of period	$ 9,561,422		$15,141,843		$20,890,814		$19,007,165		$16,537,565

Ratio of expenses to average net assets:

After fee waivers and/or expense reimbursement by Adviser,
Accounting Services Agent, and Administrator	1.50%	(d)	1.50%		1.83%		1.85%		1.85%

Before fee waivers and/or expense reimbursement by Adviser,
Accounting Services Agent, and Administrator	2.42%		2.14%		2.16%		2.15%		2.23%

Ratio of net investment income (loss) to average net assets:

After fee waivers and/or expense reimbursement by Adviser,
Accounting Services Agent, and Administrator	1.22%	(d)	0.77%		(0.45)%		(0.75)%		(0.55)%

Before fee waivers and/or expense
Accounting Services Agent, and Administrator	0.30%		0.13%		(0.78)%		(c)		(c)

Portfolio turnover rate	141%		85%		149%		48%		72%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.

*See accompanying notes which are in integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2009

1. Organization

The Dean Large Cap Value Fund (the “Large Cap Fund”) and the Dean Small Cap Value Fund (the “Small Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Large Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds (each “Predecessor Fund”, collectively, “Predecessor Funds”), in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The Large Cap Fund’s and Small Cap Fund’s predecessor each commenced operations on May 28, 1997. For the periods prior to March 31, 2007, the financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Large Cap Value and Dean Small Cap Value Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Large Cap Fund and the Small Cap Fund is long-term capital appreciation and, secondarily, dividend income.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation – Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the sub-adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market generally are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the sub-adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (“the Board”).

Fixed income securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the sub-adviser, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

2. Significant Accounting Policies - continued

In accordance with the Trust’s good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which they have determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the sub-adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Contingent Deferred Sales Charges –Prior to November 1, 2008, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), was imposed on any purchases that were not originally charged a front-end sales load, if the shares were redeemed within 12 months after they were purchased. Any shares acquired by reinvestment of distributions would be redeemed without a CDSC. In determining whether a CDSC was payable, the Funds would first redeem shares not subject to any charge.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses on the sale of securities for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities, using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders –Each Fund distributes substantially all of its net investment income, if any, on an annual basis. In addition, each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended March 31, 2009, the Small Cap Fund reclassified $303 of non-deductible expenses, which decreased paid in capital and increased accumulated net investment income, and redesignated $20 of distributions from accumulated realized gains to accumulated net investment income.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Federal income tax – It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

2. Significant Accounting Policies - continued

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), as of and during the year ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended March 31, 2009, the Funds did not incur any interest or penalties related to income tax expense. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for, and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Fair Value Measurements – The Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), on April 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Large Cap Fund’s assets as of March 31, 2009:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off balance sheet items)*
Level 1 - Quoted Prices in Active Markets	$9,275,052	$ -
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$ 9,275,052	$ -

*Other financial instruments include futures, forwards, and swap contracts.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

2. Significant Accounting Policies - continued

The following is a summary of the inputs used to value the Small Cap Fund’s assets as of March 31, 2009:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off balance sheet items)*

Level 1 - Quoted Prices in Active Markets	$ 9,552,650	$ -
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$ 9,552,650	$ -

*Other financial instruments include futures, forwards, and swap contracts.

SFAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

3. Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each Fund. For the fiscal year ended March 31, 2009, the Adviser earned fees, before the waiver described below, of $121,890 and $132,337 from the Large Cap Fund and the Small Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.50% of average daily net assets through July 31, 2009. For the fiscal year ended March 31, 2009, the Adviser waived fees of $94,684 and $95,763 for the Large Cap Fund and Small Cap Fund, respectively. Any such waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the applicable Fund in the first, second, and third fiscal years following the year in which the waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. As of March 31, 2009, the following amounts are subject to repayment by the Funds to the Adviser:

Fund	Amount	Expires March 31,

Large Cap Value Fund	$ 120,417	2011
	94,684	2012
Small Cap Value Fund	117,987	2011
	95,763	2012

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year ended March 31, 2009, Unified earned fees of $51,139 and $56,939 from the Large Cap Fund and Small Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the fiscal year ended March 31, 2009, Unified was reimbursed $22,997 and $22,190 by the Large Cap Fund and Small Cap Fund, respectively, for out-of-pocket expenses. As of March 31, 2009, Unified was owed $5,424 and $5,896 by the Large Cap Fund and Small Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

3. Transactions with Affiliates and Related Parties – continued

Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2009. The Distributor and Unified are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Prior to November 1, 2008, each Fund had an active 12b-1 plan. Each Fund’s Plan provided that the applicable Fund would pay to the Adviser, the Distributor, and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of such Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund would pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan was a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended March 31, 2009, the Large Cap and Small Cap Funds incurred 12b-1 expenses of $20,412 and $22,481, respectively, for services provided. For the period September 1, 2008, through October 31, 2008, the Adviser had contractually agreed to waive all 12b-1 fees. The Adviser voluntarily agreed to waive 12b-1 fees for the periods prior to September 1, 2008, including some fees incurred in the fiscal year ended March 31, 2008. Effective November 1, 2008, each Fund’s 12b-1 plan was de-activated.

4. Investments

For the fiscal year ended March 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of March 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

5. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2009, Dean Wealth Management, LP, for the benefit of its partners, owned 68.34% and 57.26% of the Large Cap Fund and the Small Cap Fund, respectively. As a result, Dean Wealth Management, LP, an affiliate of the Adviser, may be deemed to control each of the Funds.

7. Distributions to Shareholders

Large Cap Fund. On December 26, 2008, the Large Cap Fund paid an income distribution of $0.1395 per share to shareholders of record on December 24, 2008.

The tax character of distributions paid during the fiscal years ended March 31, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income………………….	$193,326	$ 176,265
	$ 193,326	$176,265

Small Cap Fund. On December 26, 2008, the Small Cap Fund paid a long-term, capital gain distribution of $0.0222 per share to shareholders of record on December 24, 2008. On December 26, 2008, the Small Cap Value Fund paid an income distribution of $0.0944 per share to shareholders of record on December 24, 2008.

The tax character of distributions paid during the fiscal years ended March 31, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income………………….	$ 172,875	$ 1,287,838
Long-term capital gains………….	40,631	3,700,480
	$ 213,506	$ 4,988,318

As of March 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Large Cap Value Fund	Small Cap Value Fund

Undistributed ordinary income	$ 84,042	$ 161,867
Capital loss carryforward	(3,384,630)	(4,317,456)
Unrealized appreciation (depreciation)	(6,577,300)	(7,146,584)

	$ (9,877,888)	$ (11,302,173)

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2009

7. Distributions to Shareholders – continued

As of March 31, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the deferral of losses on wash sales and post-October losses. At March 31, 2009, post-October losses deferred for the Large Cap Fund and Small Cap Fund were $1,992,629 and $2,061,272, respectively.

8. Capital Loss Carryforwards

As of March 31, 2009, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the

Dean Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dean Funds (the “Funds”), comprising the Dean Large Cap Value Fund and the Dean Small Cap Value Fund, each a series of the Unified Series Trust, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to March 31, 2007 were audited by another independent registered public accounting firm which expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dean Funds as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 26, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston (Age – 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free 1-888-899-8343 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available, without charge, upon request by calling 1-800-327-3656 or on the SEC’s website at http://www.sec.gov .

TRUSTEES

Daniel J. Condon
Kenneth G. Y. Grant
Gary E. Hippenstiel
Nancy V. Kelly
Stephen A. Little
Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
William J. Murphy, Assistant Treasurer
Heather A. Bonds, Secretary
Tara Pierson, Assistant Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

DEAN INVESTMENT ASSOCIATES LLC
2200 Kettering Tower
Dayton, Ohio 45423

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

Dean Large Cap Value Fund:          FY 2009          $11,000

                                                              FY 2008          $11,000

Dean Small Cap Value Fund:           FY 2009          $11,000

                                                               FY 2008          $11,000

(b)      Audit-Related Fees

                    Registrant

Dean Large Cap Value Fund:          FY 2009          $0

                                                              FY 2008          $1,000

Dean Small Cap Value Fund:           FY 2009          $0

                                                              FY 2008          $1,000

(c)     Tax Fees

                    Registrant

Dean Large Cap Value Fund:          FY 2009          $2,000

                                                               FY 2008          $2,000

Dean Small Cap Value Fund:           FY 2009          $2,000

                                                              FY 2008          $2,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

                    Registrant

Dean Large Cap Value Fund:          FY 2009          $0

                                                              FY 2008          $0

Dean Small Cap Value Fund:          FY 2009          $0

                                                             FY 2008          $0

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:        100%

Tax Fees:                       100%

All Other Fees:               100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2009          $ 0                         $ 0

     FY 2008          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of May 22, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

    (a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

    (a)(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*___/s/ Anthony Ghoston___ _______________________

     Anthony Ghoston, President

Date      __6/4/09____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*____/s/ Anthony Ghoston _____ _______________

Anthony Ghoston, President

Date      __6/4/09____________

By
*___/s/ Christopher E. Kashmerick_____ ______________

Christopher E. Kashmerick, Treasurer

Date      _6/4/09___________